Exhibit 10.68.02

TERM LOAN NOTE

$19,640,000.00	New York, New York
August 6, 2007

FOR VALUE RECEIVED, the undersigned, HC3 FT. MYERS LLC, HC3 ORLANDO LLC and HC3 SUNRISE LLC, each a Delaware limited liability company (each a "Borrower," and collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of General Electric Capital Corporation. (the "Lender"), the principal sum of NINETEEN MILLION SIX HUNDRED FORTY THOUSAND AND 00/100 DOLLARS ($19,640,000) (the "Principal Amount"), or, if less, the aggregate unpaid principal amount of the Term Loans of the Lender to the Borrowers, payable at such times and in such amounts as are specified in the Credit Agreement, as defined below. Each capitalized term used, but not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

Each Borrower jointly and severally promises to pay interest on the unpaid principal amount of the Term Loans made by the Lender to the Borrowers from the date made until such principal amount is paid in full, payable at such times and at such interest rates as are specified in the Credit Agreement together with all costs, expenses and fees under or related to the Term Loans. Demand, diligence, presentment, protest and notice of non-payment are hereby waived by each Borrower.

Principal, interest and all costs, expenses and fees are payable in Dollars to the Administrative Agent, at the relevant address listed below, in immediately available funds. The loan number must be referenced on all payments.

Mail payments to:

GEMSA Loan Services, L.P.
File 59229
Los Angeles, CA 90074-9229

Overnight payments to:

Bank of America
For GEMSA Loan Services, LP,
File 59229 1000 W. Temple
Los Angeles, CA 90012-9229

Wire payments to:

Deutsche Bank Trust Co.
New York, NY
ABA #021001033
Wire Acct. # 50-256-477

This Term Loan Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of August 6, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the financial institutions party thereto as "Lenders", as such term is defined therein, General Electric Capital Corporation, as Administrative Agent and GE Capital Markets, Inc., as sole lead arranger.

The Credit Agreement, among other things, (a) provides for the making of one or more Term Loans by the Lenders to the Borrowers in an aggregate amount not to exceed $19,640,000, the indebtedness of the Borrowers resulting from each such Term Loan being evidenced by this Term Loan Note and (b) contains provisions for acceleration of the maturity of the unpaid principal amount of this Term Loan Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein.

This Term Loan Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to certain provisions of the Credit Agreement, including, without limitation, Sections 1.5 (Interpretation), 11.14(a) (Submission to Jurisdiction) and 11.15 (Waiver of Jury Trial) thereof.

This Term Loan Note is a registered obligation, transferable only upon notation in the Register, and no assignment hereof shall be effective until recorded therein.

This Term Loan Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each Borrower has caused this Term Loan Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

BORROWER:

HC3 FT. MYERS LLC,
a Delaware limited liability company

By:	EMERITUS CORPORATION,
a Washington corporation
its Manager

By:	/s/ Eric Mendelsohn
Eric Mendelsohn,
Director of Real Estate and Legal Affairs

HC3 ORLANDO LLC,
a Delaware limited liability company

By:	EMERITUS CORPORATION,
a Washington corporation
its Manager

By:	/s/ Eric Mendelsohn
Eric Mendelsohn,
Director of Real Estate and Legal Affairs

HC3 SUNRISE LLC,
a Delaware limited liability company

By:	EMERITUS CORPORATION,
a Washington corporation
its Manager

By:	/s/ Eric Mendelsohn
Eric Mendelsohn,
Director of Real Estate and Legal Affairs